UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number          811-22906

                                                     Virtus Alternative Solutions Trust

(Exact name of registrant as specified in charter)

101 Munson Street

                                                    Greenfield, MA 01301

(Address of principal executive offices) (Zip code)

Jennifer Fromm, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

100 Pearl Street

                                          Hartford, CT  06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code:              (800)-243-1574

 Date of fiscal year end:  October 31

Date of reporting period: July 31, 2017

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedules of Investments are attached herewith.

VIRTUS AVIVA MULTI-STRATEGY TARGET RETURN FUND

SCHEDULE OF INVESTMENTS

JULY 31, 2017 (Unaudited)

($ are reported in thousands)

	PAR VALUE		VALUE

U.S. GOVERNMENT SECURITIES—51.5%

Non-Agency—51.5%
United States Treasury Bill 0.920%, 8/3/17	$12,000		$12,000
0.939%, 8/10/17	12,000		11,997
0.979%, 8/17/17	12,000		11,995
United States Treasury Inflation Indexed Bonds 0.625%, 1/15/26(2)	2,055		2,142
0.125%, 7/15/26(2)	1,190		1,179
0.375%, 1/15/27(2)	1,069		1,069
0.375%, 7/15/27(2)	18,760		18,585

			58,967

TOTAL U.S. GOVERNMENT SECURITIES (Identified Cost $58,929)			58,967

FOREIGN GOVERNMENT SECURITIES—1.9%
Indonesia Treasury Bond 8.250%, 7/15/21	27,950,000	IDR	2,203

TOTAL FOREIGN GOVERNMENT SECURITIES (Identified Cost $2,195)			2,203

	SHARES

EXCHANGE-TRADED FUNDS—5.1%

Exchange Traded Funds—5.1%
iShares MSCI Emerging Markets Small-Cap ETF(3)	31,876		1,544
SPDR® S&P® Emerging Markets SmallCap ETF(3)	89,473		4,309

			5,853

TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $4,720)			5,853

	CONTRACTS

PURCHASED OPTIONS—2.3%

Call Options—1.7%
Call USD 1,000 versus Put JPY 102,500 Expiring 02/17/21 Strike price $102.50(4)	10,000		67

	CONTRACTS	VALUE

Call Options—continued
Call USD 1,000 versus Put JPY 106,760 Expiring 01/28/21 Strike price $106.76(4)	10,000	$50
Call USD 1,000 versus Put JPY 92,420 Expiring 07/02/21 Strike price $92.42(4)	10,000	121
Call USD 1,335 versus Put JPY 128,160 Expiring 04/21/22 Strike price $96.00(4)	13,345	125
Call USD 1,335 versus Put JPY 128,828 Expiring 04/22/22 Strike price $96.50(4)	13,345	121
Call USD 1,728 versus Put JPY 168,480 Expiring 06/13/22 Strike price $97.50(4)	17,279	147
Call USD 1,728 versus Put JPY 171,072 Expiring 06/13/22 Strike price $99.00(4)	17,279	135
Call USD 13,000 versus Put SAR 49,660 Expiring 02/12/19 Strike price $3.82(4)	130,000	217
Call USD 2,214 versus Put JPY 216,972 Expiring 06/02/22 Strike price $98.00(4)	22,142	183
Call USD 270 versus Put JPY 29,192 Expiring 10/13/20 Strike price $108.12(4)	2,700	12
Call USD 400 versus Put JPY 42,360 Expiring 01/06/21 Strike price $105.90(4)	4,000	21
Call USD 5,100 versus Put JPY 551,718 Expiring 10/02/20 Strike price $108.18(4)	51,000	228

	CONTRACTS	VALUE

Call Options—continued
Call USD 545 versus Put JPY 53,901 Expiring 05/06/22 Strike price $98.90(4)	5,450	$43
Call USD 650 versus Put JPY 64,448 Expiring 04/29/21 Strike price $99.15(4)	6,500	53
Call USD 700 versus Put JPY 70,280 Expiring 03/12/21 Strike price $100.40(4)	7,000	54
Call USD 700 versus Put JPY 70,350 Expiring 02/26/21 Strike price $100.50(4)	7,000	53
Call USD 700 versus Put JPY 76,216 Expiring 11/19/20 Strike price $108.88(4)	7,000	30
Call USD 740 versus Put JPY 78,292 Expiring 01/19/21 Strike price $105.80(4)	7,400	39
Call USD 750 versus Put JPY 79,838 Expiring 01/27/21 Strike price $106.45(4)	7,500	38
Call USD 786 versus Put JPY 78,631 Expiring 05/10/22 Strike price $100.04(4)	7,860	58
DJ Euro Stoxx 50 Expiring 09/15/17 Strike price $155.00(4)	1,480	9
DJ Euro Stoxx 50 Expiring 12/15/17 Strike price $155.00(4)	1,900	107
Euro Stoxx 50 Expiring 09/15/17 Strike price $3,900.00(4)	750	2
Euro Stoxx 50 Expiring 09/15/17 Strike price $3,950.00(4)	840	2

See Notes to Schedule of Investments.

VIRTUS AVIVA MULTI-STRATEGY TARGET RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JULY 31, 2017 (Unaudited)

($ are reported in thousands)

	CONTRACTS	VALUE

Call Options—continued
Euro Stoxx 50 Expiring 12/15/17 Strike price $3,950.00(4)	840	$15
S&P 500 Index Expiring 09/15/17 Strike price $2,525.00(4)	41	18

		1,948

Put Options—0.6%
Put USD 2,410 versus Call TRY 9,398 Expiring 04/05/19 Strike price $3.90(4)	24,097	102
Put USD 295 versus Call TRY 1,121 Expiring 06/27/19 Strike price $3.80(4)	2,950	9
Put USD 295 versus Call TRY 1,121 Expiring 07/17/19 Strike price $3.80(4)	2,954	9
Put USD 295 versus Call TRY 1,180 Expiring 05/04/20 Strike price $4.00(4)	2,950	12
Put USD 4,525 versus Call CNY 18,100 Expiring 03/11/19 Strike price $4.00(4)	45,250	252
Put USD 5,295 versus Call TRY 20,651 Expiring 03/21/19 Strike price $3.90(4)	52,950	227
Put USD 590 versus Call TRY 2,360 Expiring 06/04/20 Strike price $4.00(4)	5,900	23
Put USD 591 versus Call TRY 2,246 Expiring 06/19/19 Strike price $3.80(4)	5,909	18
Put USD 591 versus Call TRY 2,246 Expiring 07/10/19 Strike price $3.80(4)	5,913	18

		670

TOTAL PURCHASED OPTIONS (Identified Cost $3,608)		2,618

	CONTRACTS	VALUE

PURCHASED SWAPTIONS—1.0%

Call Swaptions—0.2%
15-Year USD Interest Rate Swap Expiring 02/24/31 Strike price $1.00(4)	750	$208
15-Year USD Interest Rate Swap Expiring 04/07/31 Strike price $1.00(4)	20,000	(31)

		177

Put Swaptions—0.8%
30-Year USD Interest Rate Swap Expiring 07/22/30 Strike price $3.85(4)	1,000	437
15-Year USD Interest Rate Swap Expiring 11/20/30 Strike price $3.85(4)	220	96
15-Year USD Interest Rate Swap Expiring 01/21/31 Strike price $3.85(4)	260	113
15-Year USD Interest Rate Swap Expiring 01/28/31 Strike price $3.85(4)	220	96
15-Year USD Interest Rate Swap Expiring 02/05/31 Strike price $3.85(4)	250	108
15-Year USD Interest Rate Swap Expiring 02/28/31 Strike price $3.85(4)	190	82
15-Year USD Interest Rate Swap Expiring 04/07/31 Strike price $3.85(4)	26,000	3
15-Year USD Interest Rate Swap Expiring 08/18/31 Strike price $3.85(4)	15,000	12
15-Year USD Interest Rate Swap Expiring 08/18/31 Strike price $1.00(4)	13,000	(35)

		912

TOTAL PURCHASED SWAPTIONS (Identified Cost $1,497)		1,089

TOTAL LONG TERM INVESTMENTS — 61.8% (Identified Cost $70,949)		70,730

	SHARES	VALUE

SHORT-TERM INVESTMENTS—32.6%

Money Market Mutual Funds—32.6%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Seven-day effective yield 0.880%)(3)	37,329,146	$37,329

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $37,329)		37,329

TOTAL INVESTMENTS, BEFORE WRITTEN OPTIONS — 94.4% (Identified Cost $108,278)		108,059	(1)

	CONTRACTS

WRITTEN OPTIONS—(0.1)%

Call Options—(0.1)%
DJ Euro Stoxx 50 Expiring 09/15/17 Strike price $160.00(4)	(1,480)	$ (5)
DJ Euro Stoxx 50 Expiring 12/15/17 Strike price $160.00(4)	(1,900)	(56)
Euro Stoxx 50 Expiring 09/15/17 Strike price $4,000.00(4)	(750)	(1)
Euro Stoxx 50 Expiring 09/15/17 Strike price $4,100.00(4)	(840)	(1)
Euro Stoxx 50 Expiring 12/15/17 Strike price $4,100.00(4)	(840)	(3)
S&P 500 Index Expiring 09/15/17 Strike price $2,650.00(4)	(41)	(1)

		(67)

TOTAL WRITTEN OPTIONS (Proceeds $(360))		(67	)(1)

See Notes to Schedule of Investments.

VIRTUS AVIVA MULTI-STRATEGY TARGET RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JULY 31, 2017 (Unaudited)

($ are reported in thousands)

VALUE

TOTAL INVESTMENTS NET OF WRITTEN OPTIONS — 94.3% (Identified Cost $107,918)	$107,992
Other assets and liabilities, net — 5.7%	6,502

NET ASSETS — 100.0%	$114,494

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at July 31, 2017, see Note 5 Federal Income Tax Information in the Notes to Schedules of Investments and Securities Sold Short.
(2)	Principal amount is adjusted daily pursuant to the change in the Consumer Price Index.
(3)	Shares of these funds are publicly offered, and the prospectus and annual reports of each are publicly available.
(4)	Strike price not reported in thousands.

Abbreviations:
ETF	Exchange Traded Fund
S&P	Standard & Poor’s
SPDR	Standard & Poor’s Depositary Receipt

Currencies:
AUD	Australian Dollar
CAD	Canadian Dollar
CNY	Chinese Yuan
EUR	European Currency Unit
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesia Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
SAR	Saudi Arabia Riyal
SEK	Swedish Krona
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

Country Weightings (Unaudited)†
United States	98%
Indonesia	2
Total	100%
† % of total investments, net of written options, as of July 31, 2017.

See Notes to Schedule of Investments.

VIRTUS AVIVA MULTI-STRATEGY TARGET RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JULY 31, 2017 (Unaudited)

($ are reported in thousands)

Futures contracts as of July 31, 2017 were as follows:

Issue	Expiration	Contracts Purchased/(Sold)	Notional Value	Unrealized Appreciation (Depreciation)

Euro Stoxx 50 Future	September 2017	118	$ 4,815	$ (141)
MSCI Emerging Markets Index Future	September 2017	25	1,194	63
Nikkei 225 Future	September 2017	6	1,085	(8)
Russell 2000 Mini Index Future	September 2017	(153)	(10,897)	(119)
S&P 500 E-Mini Future	September 2017	108	13,327	173
TOPIX Index Future	September 2017	17	2,497	28
U.S. 10-Year Ultra Future	September 2017	(202)	(27,279)	(38)

Total				$ (42)

Forward foreign currency exchange contracts as of July 31, 2017 were as follows:

Currency Purchased	Value	Currency Sold	Value	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

CAD*	2,414	USD	1,865	Goldman Sachs & Co.	8/22/17	$ 72
CAD*	1,815	USD	1,388	Goldman Sachs & Co.	8/22/17	68
CAD*	2,420	USD	1,870	Goldman Sachs & Co.	9/20/17	72
CAD*	1,820	USD	1,392	Goldman Sachs & Co.	9/20/17	68
EUR*	690	USD	775	Goldman Sachs & Co.	9/20/17	45
INR*	184,901	USD	2,847	BNP Paribas	8/22/17	26
INR*	185,986	USD	2,856	BNP Paribas	9/20/17	24
INR*	185,136	USD	2,847	BNP Paribas	10/24/17	7
JPY*	239,283	USD	2,188	Citibank	8/22/17	(15)
JPY*	34,066	USD	308	BNP Paribas	8/22/17	2
JPY*	26,701	USD	240	BNP Paribas	8/22/17	2
JPY*	26,362	USD	240	BNP Paribas	8/22/17	(1)
JPY*	239,694	USD	2,194	Citibank	9/20/17	(15)
JPY*	34,023	USD	308	BNP Paribas	9/20/17	2
JPY*	26,668	USD	240	BNP Paribas	9/20/17	2
JPY*	26,329	USD	240	BNP Paribas	9/20/17	(1)
JPY*	333,283	USD	2,976	Goldman Sachs & Co.	10/20/17	59
MXN*	52,593	USD	2,931	Goldman Sachs & Co.	9/20/17	(1)
USD*	1,900	AUD	2,503	Goldman Sachs & Co.	8/22/17	(102)
USD*	2,931	AUD	3,796	Goldman Sachs & Co.	9/20/17	(104)
USD*	1,900	AUD	2,504	Goldman Sachs & Co.	9/20/17	(102)
USD*	1,900	AUD	2,431	Goldman Sachs & Co.	10/20/17	(43)
USD*	1,865	CAD	2,512	Societe Generale	8/22/17	(151)
USD*	1,388	CAD	1,870	Societe Generale	8/22/17	(112)
USD*	1,870	CAD	2,519	Societe Generale	9/20/17	(151)
USD*	1,392	CAD	1,875	Societe Generale	9/20/17	(112)
USD*	215	GBP	167	Citibank	8/22/17	(5)
USD*	216	GBP	167	BNP Paribas	9/20/17	(5)
USD*	218	GBP	167	Goldman Sachs & Co.	10/20/17	(2)
USD*	2,298	KRW	2,578,180	Goldman Sachs & Co.	8/22/17	(7)
USD*	2,305	KRW	2,584,563	BNP Paribas	9/20/17	(6)
USD*	2,298	KRW	2,586,061	BNP Paribas	10/20/17	(15)

Total						$ (501)

Footnote Legend:

* Non deliverable forward. See Notes to Schedules of Investments.

See Notes to Schedule of Investments.

VIRTUS AVIVA MULTI-STRATEGY TARGET RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JULY 31, 2017 (Unaudited)

($ are reported in thousands)

Centrally Cleared credit default swap- buy protection(1) outstanding as of July 31, 2017 was as follows:

Reference Entity	Counterparty	Fixed Pay Rate	Expiration Date	Notional Amount(2)		Value	Premiums Paid	Unrealized Appreciation (Depreciation)

CDX North American High Yield Index	JPMorgan Chase Bank N.A.	5%	6/20/22	10,670	USD	$876	$717	$159

Total						$876	$717	$159

(1) If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(2) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Over-the-counter inflation swaps outstanding as of July 31, 2017 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

1.995%(a)	3-Month-USCPI	JPMorgan Chase Bank N.A.	6/27/27	11,900	USD	$130	$ —	$130
2.115%(a)	3-Month-USCPI	Deutsche Bank AG	5/18/27	7,200	USD	(34)	—	(34)
3.448%(b)	2-Month-UKRPI	Goldman Sachs & Co.	2/15/27	6,000	GBP	107	—	107
3.470%(a)	2-Month-UKRPI	Goldman Sachs & Co.	2/15/22	6,000	GBP	(49)	—	(49)
3.483%(b)	1-Month-UKRPI	Citibank	5/15/27	2,400	GBP	65	—	65
3.490%(b)	1-Month-UKRPI	Citibank	3/15/27	7,200	GBP	150	—	150
3.513%(a)	1-Month-UKRPI	Citibank	5/15/22	2,400	GBP	(35)	—	(35)
3.523%(a)	1-Month-UKRPI	Citibank	3/15/22	7,200	GBP	(62)	—	(62)
3.535%(b)	2-Month-UKRPI	Citibank	2/16/27	16,000	GBP	517	—	517
3.565%(a)	2-Month-UKRPI	Citibank	2/16/22	16,000	GBP	(245)	—	(245)

Total						$544	$—	$544

Footnote Legend:

(a) Fund pays the fixed rate and receives the floating rate.

(b) Fund pays the floating rate and receives the fixed rate.

Centrally cleared interest rate swaps outstanding as of July 31, 2017 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

1.953%(a)	3-Month LIBOR	JPMorgan Chase Bank N.A.	2/21/20	93,496	USD	$376	$ —	$376
2.275%(a)	3-Month AUD-BBR-BBSW	JPMorgan Chase Bank N.A.	5/20/21	40,145	AUD	(95)	—	(95)
2.443%(b)	3-Month LIBOR	JPMorgan Chase Bank N.A.	2/21/24	34,215	USD	(401)	—	(401)
2.480%(b)	3-Month LIBOR	JPMorgan Chase Bank N.A.	2/15/24	26,000	USD	(352)	—	(352)
1.643%(b)	6-Month LIBOR	JPMorgan Chase Bank N.A.	6/29/47	4,058	GBP	25	—	25
1.720%(b)	6-Month LIBOR	JPMorgan Chase Bank N.A.	7/05/47	4,000	GBP	(19)	—	(19)

Total						$(466)	$ —	$(466)

Footnote Legend:

(a)	Fund pays the floating rate and receives the fixed rate.
(b)	Fund pays the fixed rate and receives the floating rate.

See Notes to Schedule of Investments.

VIRTUS AVIVA MULTI-STRATEGY TARGET RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JULY 31, 2017 (Unaudited)

($ are reported in thousands)

Over-the-counter volatility swaps outstanding as of July 31, 2017 were as follows:

Reference Entity	Strike Price	Counterparty	Expiration Date	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Hang Seng China Enterprises Index(a)(b)	$25.45	BNP Paribas	12/28/18	134	HKD	$(41)	$ —	$(41)
DJ Euro Stoxx 50(a)(b)	26.91	BNP Paribas	12/21/18	105	EUR	(993)	—	(993)
Hang Seng China Enterprises Index(a)(b)	27.95	Societe Generale	12/28/18	105	HKD	(69)	—	(69)
Hang Seng China Enterprises Index(a)(b)	28.05	Societe Generale	12/28/18	105	HKD	(70)	—	(70)
Hang Seng China Enterprises Index(a)(b)	27.85	Societe Generale	12/28/18	105	HKD	(68)	—	(68)
DJ Euro Stoxx 50(a)(b)	27.25	Societe Generale	12/21/18	82	EUR	(798)	—	(798)
Hang Seng China Enterprises Index(a)(b)	27.90	Societe Generale	12/28/18	70	HKD	(46)	—	(46)
Hang Seng China Enterprises Index(a)(b)	25.15	BNP Paribas	12/28/18	63	HKD	(18)	—	(18)
DJ Euro Stoxx 50(b)(c)	25.38	BNP Paribas	12/15/17	51	EUR	554	—	554
Hang Seng China Enterprises Index(a)(b)	25.00	Societe Generale	12/28/18	50	HKD	(14)	—	(14)
Hang Seng China Enterprises Index(a)(b)	26.05	Societe Generale	12/28/18	42	HKD	(18)	—	(18)
DJ Euro Stoxx 50(a)(b)	25.63	Societe Generale	12/15/17	39	EUR	437	—	437
Hang Seng China Enterprises Index(a)(b)	27.60	Societe Generale	12/28/18	35	HKD	(22)	—	(22)
Hang Seng China Enterprises Index(a)(b)	27.90	Societe Generale	12/28/18	35	HKD	(23)	—	(23)
Hang Seng China Enterprises Index(a)(b)	28.05	Societe Generale	12/28/18	35	HKD	(24)	—	(24)
Hang Seng China Enterprises Index(a)(b)	28.15	Societe Generale	12/28/18	35	HKD	(24)	—	(24)
DJ Euro Stoxx 50(a)(b)	28.20	Societe Generale	12/21/18	28	EUR	(297)	—	(297)
S&P 500 Composite Stock Price Index(b)(c)	18.05	BNP Paribas	12/21/18	17	USD	38	—	38
DJ Euro Stoxx 50(a)(b)	26.93	Societe Generale	12/15/17	15	EUR	179	—	179
S&P 500 Composite Stock Price Index(b)(c)	19.30	Societe Generale	12/21/18	14	USD	52	—	52
S&P 500 Composite Stock Price Index(b)(c)	19.20	Societe Generale	12/21/18	14	USD	51	—	51
S&P 500 Composite Stock Price Index(b)(c)	19.20	Societe Generale	12/21/18	14	USD	50	—	50
S&P 500 Composite Stock Price Index(b)(c)	22.25	BNP Paribas	12/15/17	10	USD	75	—	75
S&P 500 Composite Stock Price Index(b)(c)	19.10	Societe Generale	12/21/18	9	USD	33	—	33
DJ Euro Stoxx 50(a)(b)	24.25	BNP Paribas	12/15/17	9	EUR	(48)	—	(48)
S&P 500 Composite Stock Price Index(b)(c)	17.75	BNP Paribas	12/21/18	8	USD	16	—	16
S&P 500 Composite Stock Price Index(b)(c)	18.10	Societe Generale	12/21/18	6	USD	16	—	16
S&P 500 Composite Stock Price Index(b)(c)	18.30	Societe Generale	12/21/18	5	USD	15	—	15
S&P 500 Composite Stock Price Index(b)(c)	19.35	Societe Generale	12/21/18	5	USD	17	—	17
S&P 500 Composite Stock Price Index(b)(c)	19.25	Societe Generale	12/21/18	5	USD	17	—	17
S&P 500 Composite Stock Price Index(b)(c)	19.10	Societe Generale	12/21/18	5	USD	17	—	17
S&P 500 Composite Stock Price Index(b)(c)	19.10	Societe Generale	12/21/18	5	USD	16	—	16
Total						$(990)	$ —	$(990)

Footnote Legend:

(a)	Fund pays the fixed strike price and receives the variance payment.
(b)	Variance Swap
(c)	Fund pays the variance payment and receives the fixed strike price.

Over-the-counter total return swaps outstanding as of July 31, 2017 were as follows:

Reference Entity	Floating Rate(a)	Counterparty	Expiration Date	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Euro Stoxx Banks	3-Month LIBOR	Citibank	6/14/18	5,056	EUR	$ 222	$ —	$ 222
TOPIX Banks Index	3-Month LIBOR	BNP Paribas	6/29/18	127,236	JPY	(11)	—	(11)
Total						$ 211	$ —	$ 211

Footnote Legend:

(a)	The Fund pays the floating rate (+/- a spread) and receives the total return of the reference entity.

See Notes to Schedule of Investments.

VIRTUS AVIVA MULTI-STRATEGY TARGET RETURN FUND

SCHEDULE OF INVESTMENTS (Concluded)

JULY 31, 2017 (Unaudited)

($ are reported in thousands) Over-the-counter total return basket swaps(a) outstanding at July 31, 2017 were as follows:
Counterparty	Description	Notional	Termination Date	Value
BNP Paribas	The Fund pays the total return on a portfolio of short positions and receives the 3-Month LIBOR (+/- a spread), which is denominated in U.S. Dollars based on the local currencies of the positions the swap provided indirect exposure to. The ’Short Digitally Disrupted Companies’ basket swap provide short exposure to a basket of equities which we feel have business models that are likely to experience pressure from organizations with advanced digital distribution strategies.	1,214 USD	3/07/18	$(21)

				$(21)

Footnote Legend:

(a) Net payment made at reset date.

The following table provides a summary of inputs used to value the Fund’s investments as of July 31, 2017 (See Security Valuation Note 1A in the Notes to Schedules of Investments and Securities Sold Short):

	Total Value at July 31, 2017	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Securities:
U.S. Government Securities	$ 58,967	$ —	$ 58,967
Foreign Government Securities	2,203	—	2,203
Equity Securities:
Exchange-Traded Funds	5,853	5,853	—
Purchased Options	2,618	152	2,466
Purchased Swaptions	1,089	—	1,089
Short-Term Investments	37,329	37,329	—
Futures Contracts	264	264	—
Foreign Currency Exchange Contracts	449	—	449
Centrally Cleared Credit Default Swaps	876	—	876
Over-the-Counter Inflation Swaps	969	—	969
Centrally Cleared Interest Rate Swaps	401	—	401
Over-the-Counter Volatility Swaps	1,583	—	1,583
Over-the-Counter Total Return Swaps	222	—	222

Total Assets	112,823	43,598	69,225

Liabilities:
Written Options	(67)	(67)	—
Futures Contracts	(306)	(306)	—
Foreign Currency Exchange Contracts	(950)	—	(950)
Over-the-Counter Inflation Swaps	(425)	—	(425)
Centrally Cleared Interest Rate Swaps	(867)	—	(867)
Over-the-Counter Volatility Swaps	(2,573)	—	(2,573)
Over-the-Counter Total Return Swaps	(11)	—	(11)
Over-the-Counter Basket Swaps	(21)	—	(21)

Total Liabilities	$ (5,220)	$ (373)	$ (4,847)

There were no transfers between Level 1 and Level 2 related to securities held at July 31, 2017.

There are no Level 3 (significant unobservable input) priced securities.

See Notes to Schedule of Investments.

VIRTUS DUFF & PHELPS SELECT MLP AND ENERGY FUND

SCHEDULE OF INVESTMENTS

JULY 31, 2017 (Unaudited)

($ are reported in thousands)

	SHARES	VALUE

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES—97.6%

Diversified—19.9%
Energy Transfer Partners LP	8,800	$182
Energy Transfer Equity LP	7,400	131
Enterprise Products Partners LP	5,500	150
Kinder Morgan, Inc.	15,000	306
MPLX LP	4,071	148
ONEOK, Inc.	4,200	237

		1,154

Downstream/Other—10.4%
Cheniere Energy Partners LP Holdings LLC	5,500	144
Cheniere Energy, Inc.(2)	2,800	127
Marathon Petroleum Corp.	2,800	157
Smart Sand, Inc.(2)	5,300	35
Tesoro Corp.	1,400	139

		602

Electric, LDC & Power—4.6%
NextEra Energy Partners LP	3,700	152
NextEra Energy, Inc.	800	117

		269

Exchange Traded Funds—2.5%
JPMorgan Alerian
MLP Index ETN(3)	4,800	144

Gathering/Processing—21.1%
Antero Midstream GP LP	8,455	179
Crestwood Equity Partners LP	2,800	69
EnLink Midstream LLC	12,000	211
EQT GP Holdings LP	3,600	105
Hess Midstream Partners LP	3,500	74
Rice Midstream Partners LP	7,000	146
Targa Resources Corp.	6,300	292
Western Gas Equity Partners LP	3,500	148

		1,224

Marine Shipping—7.0%
Gaslog Partners LP	6,500	161

	SHARES	VALUE

Marine Shipping—continued
Golar LNG Ltd.	6,000	$143
Knot Offshore Partners LP	4,500	103

		407

Natural Gas Pipelines—13.9%
Tallgrass Energy GP LP	11,900	309
TransCanada Corp.	3,500	179
Williams Cos, Inc. (The)	10,000	318

		806

Petroleum Transportation & Storage—14.5%
Enbridge, Inc.	4,800	199
Genesis Energy LP	1,800	54
Phillips 66 Partners LP	2,600	131
Plains GP Holdings LP Class A	7,934	217
SemGroup Corp. Class A	6,100	165
Shell Midstream Partners LP	2,700	77

		843

Upstream—3.7%
Anadarko Petroleum Corp.	1,800	82
Devon Energy Corp.	2,300	77
Noble Energy, Inc.	2,000	58

		217

TOTAL MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES (Identified Cost $5,453)		5,666

TOTAL LONG TERM INVESTMENTS — 97.6% (Identified Cost $5,453)		5,666

SHORT-TERM INVESTMENTS—1.8%

Money Market Mutual Funds—1.8%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Seven-day effective yield 0.880%)(3)	107,014	107

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $107)		107

	VALUE

TOTAL INVESTMENTS — 99.4% (Identified Cost $5,560)	$5,773	(1)

Other assets and liabilities, net — 0.6%	33

NET ASSETS — 100.0%	$5,806

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at July 31, 2017, see Note 5 Federal Income Tax Information in the Notes to Schedules of Investments and Securities Sold Short.
(2)	Non-income producing.
(3)	Shares of these funds are publicly offered, and the prospectus and annual reports of each are publicly available.

Abbreviations:

ETN	Exchange Traded Note
LLC	Limited Liability Company
LP	Limited Partnership

Country Weightings (Unaudited)†
United States	86%
Canada	7
Monaco	3
Bermuda	2
United Kingdom	2
Total	100%

Ownership Structure (Unaudited)†,††
Midstream MLP	24%
Embedded General Partners	22
Major Midstream Companies	17
MLP Affiliates & Other	15
Pure Play General Partner	12
Foreign LP	5
Cash & Other	5
Total	100%

† % of total investments, as of July 31, 2017.

See Notes to Schedule of Investments.

VIRTUS DUFF & PHELPS SELECT MLP AND ENERGY FUND

SCHEDULE OF INVESTMENTS (Concluded)

JULY 31, 2017 (Unaudited)

($ are reported in thousands)

†† Midstream MLPs are publicly traded limited partnerships and limited liability companies that are treated as partnerships for federal income tax purposes and operate and own assets used in transporting, storing, gathering, processing, treating, or marketing of natural gas, natural gas liquids, crude oil, and refined products. Foreign LPs are offshore entities organized as partnerships or limited liability companies but elect to be treated as corporations for U.S. federal income tax purposes.

MLP Affiliates & Other consist of iShares/LLCs and Yieldcos. iShares/LLCs are limited liability companies which hold investments in limited partner interests and issue distributions in the form of additional shares, also known as paid-in-kind (PIK) distributions. Yieldcos are entities structured similar to an MLP but without possession of assets that would qualify for pass-through tax treatment and thus are not treated as partnerships for federal income tax purposes. Pure-Play General Partners are general partners of MLPs structured as C-corporations for federal income tax purposes with either direct economic incentive distribution rights to an underlying MLP or direct ownership in an affiliated general partner entity. Embedded General Partners are general partners of MLPs structured as C-corporations for federal income tax purposes with ownership in other assets beyond sole economic interests in an MLP.

The following table provides a summary of inputs used to value the Fund’s investments as of July 31, 2017 (See Security Valuation Note 1A in the Notes to Schedules of Investments and Securities Sold Short):

	Total Value at July 31, 2017	Level 1 Quoted Prices
Assets:
Equity Securities:
Master Limited Partnerships and Related Companies	$5,666	$5,666
Short-Term Investments	107	107

Total Assets	$5,773	$5,773

There were no transfers between Level 1 and Level 2 related to securities held at July 31, 2017.

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

See Notes to Schedule of Investments.

VIRTUS NEWFLEET CREDIT OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT

JULY 31, 2017 (Unaudited)

($ are reported in thousands)

	PAR VALUE	VALUE

CORPORATE BONDS—66.0%

Consumer Discretionary—14.5%
Caesars Entertainment Operating Co., Inc. 10.000%, 12/15/18(2)	$2,000	$1,905
Clear Channel Worldwide Holdings, Inc. 7.625%, 3/15/20	1,000	1,006
Gateway Casinos & Entertainment, Ltd. 144A 8.250%, 3/1/24(3)	500	520
iHeartCommunications, Inc. 10.000%, 1/15/18	500	295
9.000%, 12/15/19	1,750	1,413
iHeartCommunications, Inc. Escrow 0.000%, 2/1/21(4)(5)	515	—
Laureate Education, Inc. 144A 8.250%, 5/1/25(3)	755	821
Lee Enterprises, Inc./IA 144A 9.500%, 3/15/22(3)	1,500	1,551
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance 144A 7.875%, 5/15/24(3)	1,005	965
Men’s Wearhouse, Inc. (The) 7.000%, 7/1/22	250	227
Neiman Marcus Group, Ltd. LLC 144A 8.000%, 10/15/21(3)	430	238
PetSmart, Inc. 144A 8.875%, 6/1/25(3)	505	477
SFR Group SA 144A 7.375%, 5/1/26(3)	500	541
Sirius XM Radio, Inc. 144A 5.000%, 8/1/27(3)	1,380	1,409
Univision Communications, Inc. 144A 5.125%, 2/15/25(3)	1,000	1,002
Vista Outdoor, Inc. 5.875%, 10/1/23	750	769

		13,139

	PAR VALUE	VALUE

Consumer Staples—2.8%
Cumberland Farms, Inc. 144A 6.750%, 5/1/25(3)	$990	$1,059
JBS USA LUX SA / JBS USA Finance, Inc. 144A 5.750%, 6/15/25(3)	505	500
Post Holdings, Inc. 144A 5.000%, 8/15/26(3)	960	985

		2,544

Energy—8.2%
Alliance Resource Operating Partners LP / Alliance Resource Finance Corp. 144A 7.500%, 5/1/25(3)	546	577
Blue Racer Midstream LLC / Blue Racer Finance Corp. 144A 6.125%, 11/15/22(3)	190	194
Carrizo Oil & Gas, Inc. 6.250%, 4/15/23	500	497
Cheniere Corpus Christi Holdings LLC 7.000%, 6/30/24	120	137
Chesapeake Energy Corp. 144A 8.000%, 6/15/27(3)	495	495
Citgo Holding, Inc. 144A 10.750%, 2/15/20(3)	2,359	2,486
Diamond Offshore Drilling, Inc. 4.875%, 11/1/43	250	164
EP Energy LLC / Everest Acquisition Finance, Inc. 9.375%, 5/1/20	245	208
EP Energy LLC / Everest Acquisition Finance, Inc. 144A 8.000%, 11/29/24(3)	560	566
Nabors Industries, Inc. 5.500%, 1/15/23	765	728
Noble Holding International, Ltd. 7.750%, 1/15/24	250	199
Tapstone Energy LLC / Tapstone Energy Finance Corp. 144A 9.750%, 6/1/22(3)	885	757

	PAR VALUE	VALUE

Energy—continued
Weatherford International, Ltd. 144A 9.875%, 2/15/24(3)	$415	$445

		7,453

Financials—2.1%
4finance SA 144A 10.750%, 5/1/22(3)	1,300	1,303
Navient Corp. 7.250%, 9/25/23	500	547

		1,850

Health Care—9.0%
CHS/Community Health Systems, Inc. 6.250%, 3/31/23	630	645
DJO Finco, Inc. / DJO Finance LLC / DJO Finance Corp. 144A 8.125%, 6/15/21(3)	1,500	1,414
Eagle Holding Co. II LLC. PIK Capitalization, 7.625% Interest or 8.375% Capitalization 144A 7.625%, 5/15/22(3)	490	509
Endo, Ltd. / Endo Finance LLC / Endo Finco, Inc. 144A 6.000%, 7/15/23(3)	200	173
Kindred Healthcare, Inc. 8.000%, 1/15/20	210	211
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA 144A 6.625%, 5/15/22(3)	2,000	1,965
Tenet Healthcare Corp. 144A 7.000%, 8/1/25(3)	1,880	1,855
Valeant Pharmaceuticals International, Inc. 144A 6.500%, 3/15/22(3)	75	79
6.125%, 4/15/25(3)	1,555	1,324

		8,175

Industrials—4.4%
Bombardier, Inc. 144A 6.125%, 1/15/23(3)	250	256

See Notes to Schedule of Investments and Securities Sold Short.

VIRTUS NEWFLEET CREDIT OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT (Continued)

JULY 31, 2017 (Unaudited)

($ are reported in thousands)

	PAR VALUE	VALUE

Industrials—continued
Hillman Group, Inc. (The) 144A 6.375%, 7/15/22(3)	$480	$462
New Enterprise Stone & Lime Co., Inc. 144A 10.125%, 4/1/22(3)	910	988
Topaz Marine SA 144A 9.125%, 7/26/22(3)	1,250	1,243
TransDigm, Inc. 6.500%, 7/15/24	1,000	1,061

		4,010

Information Technology—7.1%
Blackboard, Inc. 144A 9.750%, 10/15/21(3)	2,155	2,018
BMC Software Finance, Inc. 144A 8.125%, 7/15/21(3)	500	516
CommScope Technologies LLC 144A 5.000%, 3/15/27(3)	500	501
Corporate Risk Holdings, LLC 144A 9.500%, 7/1/19(3)	1,731	1,839
Rackspace Hosting, Inc. 144A 8.625%, 11/15/24(3)	1,000	1,080
Radiate Holdco LLC / Radiate Finance, Inc. 144A 6.625%, 2/15/25(3)	470	471

		6,425

Materials—6.9%
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 144A 6.000%, 2/15/25(3)	500	534
BWAY Holding Co. 144A 7.250%, 4/15/25(3)	510	532
Hexion, Inc. 6.625%, 4/15/20	1,000	941
Hexion, Inc. 144A 10.375%, 2/1/22(3)	500	506
Hexion, Inc. / Hexion Nova Scotia Finance ULC 9.000%, 11/15/20	375	268
Kraton Polymers LLC / Kraton Polymers Capital Corp. 144A 7.000%, 4/15/25(3)	450	484

	PAR VALUE	VALUE

Materials—continued
Momentive Performance Materials, Inc. 3.880%, 10/24/21	$3,000	$3,007

		6,272

Telecommunication Services—2.2%
Frontier Communications Corp. 10.500%, 9/15/22	1,000	940
Sprint Capital Corp. 6.875%, 11/15/28	1,000	1,090

		2,030

Utilities—8.8%
Calpine Corp. 5.750%, 1/15/25	500	465
Dynegy, Inc. 144A 8.000%, 1/15/25(3)	750	742
Ferrellgas LP / Ferrellgas Finance Corp. 6.750%, 6/15/23	500	471
Ferrellgas Partners LP / Ferrellgas Partners Finance Corp. 144A 8.625%, 6/15/20(3)	1,500	1,313
Suburban Propane Partners LP/Suburban Energy Finance Corp. 5.500%, 6/1/24	500	495
Terraform Global Operating LLC 144A 9.750%, 8/15/22(3)	4,000	4,450

		7,936

TOTAL CORPORATE BONDS (Identified Cost $58,862)		59,834

CONVERTIBLE BONDS—1.5%

Energy—1.5%
Cheniere Energy, Inc. 4.250%, 3/15/45	2,000	1,371

TOTAL CONVERTIBLE BONDS (Identified Cost $976)		1,371

LOAN AGREEMENTS—24.5%

Consumer Discretionary—7.2%
Advantage Sales & Marketing, Inc., Second Lien Term Loan 7.796%, 7/25/22	1,500	1,418

	PAR VALUE	VALUE

Consumer Discretionary—continued
Caesars Entertainment Operating Company, Inc. (fka Harrah’s Operating Company, Inc.), Term Loan B-5 0.000%, 3/1/20(6)	$1,214	$1,429
Caesars Entertainment Operating Company, Inc. (fka Harrah’s Operating Company, Inc.), Term Loan B-7 0.000%, 1/28/18(6)	2,000	2,543
Laureate Education, Inc., Term Loan B 5.734%, 4/26/24	460	465
McGraw-Hill Global Education Holdings, LLC, First Lien Term Loan B 5.234%, 5/4/22	497	491
Neiman Marcus Group, Ltd. LLC 4.474%, 10/25/20	249	183

		6,529

Consumer Staples—2.5%
Diamond (BC) B.V. 0.000%, 7/25/24(7)	420	420
Parfums Holding Company, Inc. 6.046%, 6/30/24	875	877
10.050%, 6/27/25	500	488
Revlon Consumer Products Corp. Initial Term Loan B 4.734%, 9/7/23	499	450

		2,235

Energy—0.2%
Blackhawk Mining LLC, First Lien Term Loan 10.710%, 2/17/22	235	214

Health Care—1.0%
Endo Luxembourg Finance Company I S.à r.l., Term Loan B 5.500%, 4/29/24	205	208
U.S. Renal Care, Inc., First Lien Term Loan 5.546%, 12/30/22	748	734

		942

See Notes to Schedule of Investments and Securities Sold Short.

VIRTUS NEWFLEET CREDIT OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT (Continued)

JULY 31, 2017 (Unaudited)

($ are reported in thousands)

	PAR VALUE	VALUE

Industrials—0.2%
GW Honos Security Corporation (Garda World Security Corporation) Term Loan B 7.250%, 5/24/24	$175	$177

Information Technology—5.4%
Avaya, Inc. 8.724%, 1/24/18	2,830	2,905
Sorenson Communications LLC, First Lien Term Loan 8.000%, 4/30/20	140	140
Sungard Availability Services Capital, Inc. Term Loan B 8.234%, 9/17/21	1,000	986
Veritas US, Inc. Term Loan B 5.796%, 1/27/23	827	837

		4,868

Materials—3.1%
CPI Acquisition, Inc., First Lien Term Loan 5.962%, 8/17/22	3,000	2,610
KMG Chemicals, Inc. 5.484%, 6/15/24	152	154

		2,764

Telecommunication Services—2.8%
Ligado Networks LLC (fka New LightSquared, LLC), Junior Loan 13.720%, 12/7/20	2,289	1,529
Securus Technologies Holdings, Inc. Second Lien Term Loan 0.000%, 6/20/25(7)	1,020	1,023

		2,552

Utilities—2.1%
Energy Future Intermediate Holding Company LLC (EFIH Finance Inc.) DIP Term Loan 0.000%, 6/23/18(7)	915	922

	PAR VALUE	VALUE

Utilities—continued
Vistra Operations Company LLC (fka Tex Operations Company LLC) 3.984%, 8/4/23	$745	$747
4.476%, 12/14/23	87	87
Vistra Operations Company LLC (fka Tex Operations Company LLC) Term Loan C 3.982%, 8/4/23	170	170

		1,926

TOTAL LOAN AGREEMENTS (Identified Cost $22,441)		22,207

	SHARES

COMMON STOCKS—0.8%

Energy—0.8%
Linn Energy, Inc.(8)	20,990	738

TOTAL COMMON STOCKS (Identified Cost $382)		738

EXCHANGE-TRADED FUNDS—1.0%

Exchange Traded Funds—1.0%
Alerian MLP ETF(9)	76,000	912

TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $918)		912

TOTAL LONG TERM INVESTMENTS — 93.8% (Identified Cost $83,579)		85,062

SHORT-TERM INVESTMENTS—8.6%

Money Market Mutual Funds—8.6%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Seven-day effective yield 0.880%)(9)	7,781,556	7,781

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $7,781)		7,781

TOTAL INVESTMENTS BEFORE SECURITIES SOLD SHORT —102.4% (Identified Cost $91,360)		$92,843(1)

SHARES		VALUE

SECURITIES SOLD SHORT—(2.6)%

Exchange Traded Funds—(2.6)%
United States Oil Fund LP(8)	(235,000)	$(2,416)

TOTAL SECURITIES SOLD SHORT (Proceeds $2,262)		(2,416	)(1)

TOTAL INVESTMENTS NET OF SECURITIES SOLD SHORT —99.8% (Identified Cost $89,098)(9)		$90,427
Other assets and liabilities, net — 0.2%		222

NET ASSETS — 100.0%		$90,649

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at July 31, 2017, see Note 5 Federal Income Tax Information in the Notes to Schedules of Investments and Securities Sold Short.
(2)	Security in default, a portion of the interest payments are being received during the bankruptcy proceedings.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2017, these securities amounted to a value of $42,145 or 46.5% of net assets.
(4)	Security valued at fair value as determined in good faith by or under the direction of the Trustees.
(5)	Illiquid security.
(6)	Security in default; this loan will settle after July 31, 2017, at which time a portion of the interest rate to be received will be known.
(7)	This loan will settle after July 31, 2017, at which time the interest rate, based on the London Interbank Offered Rate (“LIBOR”) and the agreed upon spread on trade date, will be known.
(8)	Non-income producing.
(9)	Shares of these funds are publicly offered, and the prospectus and annual reports of each are publicly available.

Abbreviations:
LLC	Limited Liability Company
LP	Limited Partnership
PIK	Payment in Kind

See Notes to Schedule of Investments and Securities Sold Short.

VIRTUS NEWFLEET CREDIT OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT (Concluded)

JULY 31, 2017 (Unaudited)

($ are reported in thousands)

Country Weightings (Unaudited)†
United States	92%
Luxembourg	3
Other	5
Total	100%
† % of total investments as of July 31, 2017.

The following table provides a summary of inputs used to value the Fund’s investments as of July 31, 2017 (See Security Valuation Note 1A in the Notes to Schedules of Investments and Securities Sold Short):

	Total Value at July 31, 2017	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Observable Inputs
Assets:
Debt Securities:
Corporate Bonds	$ 59,834	$ —	$ 59,834	$ —(a)
Convertible Bonds	1,371	—	1,371	—
Loan Agreements	22,207	—	22,207	—
Common Stocks	738	738	—	—
Exchange-Traded Funds	912	912	—	—
Short-Term Investments	7,781	7,781	—	—

Total Assets	$ 92,843	$ 9,431	$ 83,412	$ —

Liabilities:
Securities Sold Short	(2,416)	(2,416)	—	—

Total Liabilities	$ (2,416)	$(2,416)	$ —	$ —

Footnote Legend:

(a)	Includes internally fair valued securities currently priced at zero $0.

There were no transfers between Level 1 and Level 2 related to securities held as of July 31, 2017.

See Notes to Schedule of Investments and Securities Sold Short.

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO SCHEDULES OF INVESTMENTS AND SECURITIES SOLD SHORT

July 31, 2017 (Unaudited)

Note 1. Significant Accounting Policies

Virtus Alternative Solutions Trust (the “Trust”) is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to Investment Companies. The significant accounting policies consistently followed by the Trust in the preparation of the Schedule of Investments and Securities Sold Short are summarized below and for derivatives, included in Note 2 below. The preparation of the Schedule of Investments and Securities Sold Short in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the Schedule of Investments and Securities Sold Short. Actual results could differ from those estimates, and those differences could be significant.

A. Security Valuation

Security valuation procedures for each Fund, which include nightly price variance as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board. All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of certain members of management as identified to the Board, and convenes independently from portfolio management. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of any model inputs and any changes to the model. Fair valuations are reviewed by the Board at least quarterly.

Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Each Fund’s policy is to recognize transfers between levels at the end of the reporting period.

● Level 1 —	quoted prices in active markets for identical securities (security types generally include listed equities)

● Level 2 —	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

● Level 3 —	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments)

A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.

Claims are valued by brokers based on pricing models that take into account, among other factors, both cash and non-cash assets. The valuation is derived from expected cash flow of the claims and the non-cash assets, which include all real estate, private equity or other securities within the estate. To the extent that these inputs are observable, the values of the claims are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Listed derivatives that are actively traded including options and futures contracts are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter (OTC) derivative contracts, which include forward currency contracts, swaps, swaptions, options and equity linked instruments, are valued based on model prices provided by independent pricing services or from dealer quotes. Depending on the derivative type and the specific terms of the transaction, these models vary and include observable inputs in actively quoted markets including but not limited to: underlying reference entity details, indices, spreads, interest rates, yield curves, dividend and exchange rates. These instruments are generally categorized as

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Level 2 in the hierarchy. Centrally cleared swaps listed or traded on a bilateral or trade facility platform, such as a registered exchange, are valued at the last posted settlement price determined by the respective exchange. These securities are generally categorized as Level 2 within the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end mutual funds are valued as of the close of regular trading on the NYSE, generally 4 p.m. Eastern time, each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Funds’ net assets by each major security type is disclosed at the end of the Schedule of Investments and Securities Sold Short for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B. When-issued Purchases and Forward Commitments (Delayed Delivery)

Certain Funds may engage in when-issued or forward commitment transactions. Transactions on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. Each Fund records when-issued and delayed delivery securities on the trade date. Each Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

C. Short Sales

Certain Funds may sell securities short. A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, a Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund.

In accordance with the terms of its prime brokerage agreement, Newfleet Credit Opportunities Fund may receive rebate income or be charged a fee on borrowed securities which is under interest expense on short sales on the Statements of Operations. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security.

D. Loan Agreements

Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Loan agreements are generally non-investment grade, and often involve borrowers that are highly leveraged. A Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Loan agreements are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

When investing in loan participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The loan agreements have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR (London Interbank Offered Rate), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a loan agreement is purchased a Fund may pay an assignment fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

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Note 2. Derivative Financial Instruments

Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why a Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a Fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies for each specific type of derivative instrument used by certain Funds.

A. Futures Contracts

A futures contract is an agreement between two parties to purchase (long) or sell (short) a security at a set price for delivery on a future date. Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or securities equal to the “initial margin” requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund for financial statement purposes on a daily basis as unrealized appreciation or depreciation. When the contract expires or is closed, gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed is realized.

During the period, Aviva Multi-Strategy Target Return Fund utilized futures to optimize performance by gaining exposure to broad markets or to hedge the risk of securities within the portfolios. The potential risks to each such Fund are that 1) the use of futures may result in larger losses or smaller gains than the use of more traditional investments, 2) the prices of futures and the price movements of the securities that the future is intended to simulate may not correlate well, 3) the Fund’s success in using futures will be dependent upon the subadviser’s ability to correctly predict such price movements, 4) liquidity of futures can be adversely affected by market factors, and the prices of such securities may move in unexpected ways, and 5) if the Fund cannot close out a futures position, it may be compelled to continue to make daily cash payments to the broker to meet margin requirements, thus increasing transaction costs. Futures contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments and Securities Sold Short.

B. Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollar without the delivery of foreign currency.

During the period, Aviva Multi-Strategy Target Return Fund entered into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). Forward foreign currency contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments and Securities Sold Short.

C. Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. Certain Funds may purchase or write both put and call options on portfolio securities. A Fund doing so is subject to equity price risk and/or foreign currency risk in the normal course of pursuing its investment objectives.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. Holdings of the Fund designated to cover outstanding written options are noted in the Schedule of Investments and Securities Sold Short.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss.

The risk in writing call options is that the Fund gives up the opportunity for profit if the market price/foreign currency rate of the referenced security/currency increases and the option is exercised. The risk in writing put options is that the Fund may incur a loss if the market price/foreign currency rate of the referenced security/currency decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value.

During the period, Aviva Multi-Strategy Target Return Fund used options contracts to hedge against market and idiosyncratic risk or to reduce portfolio volatility.

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($ reported in thousands)

The Funds had transactions in written options during the period ended July 31, 2017 as follows:

	Aviva Multi-Strategy Target Return Fund
	Numbers of Contracts	Premiums Received
Options outstanding at October 31, 2016	444,067	$ 1,195
Options written	9,042	1,329
Options closed	(447,063)	(2,098)
Options expired	(195)	(66)

Options outstanding at July 31, 2017	5,851	$ 360

D. Swaps

Certain Funds enter into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

Any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. When a swap is terminated, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid. Swap contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments and Securities Sold Short.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is submitted to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a clearing broker. Upon entering into a centrally cleared swap, a Fund is required to deposit initial margin with the clearing broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap.

Securities deposited as margin are designated on the Schedule of Investments and Securities Sold Short and cash deposited is recorded as cash pledged as collateral for swaps.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Credit default swaps – A Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on a combination or basket of single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make specific payment should a negative credit event take place with respect to any of the referenced entities (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. The Funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk).

During the period, Aviva Multi-Strategy Target Return Fund utilized both single name credit default swaps and credit index swaps to gain exposure to short individual securities or to gain exposure to a credit or asset-backed index.

Total return swaps – Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Certain Funds may enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk).

Certain Funds may enter into equity basket swaps to obtain exposure to a portfolio of long and short securities. Under the terms of the agreement, the swap is designed to function as a portfolio of direct investments in long and short equity or fixed income positions. This means that the Fund has the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions, and

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dividends and interest received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as “financing costs”. Positions within the swap are reset periodically, and financing costs are reset monthly.

During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of the ISDA Master Agreement (defined below in “Derivative Risks”) between the Fund and the counterparty.

The value of the swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends or accrued interest; (iv) cash balances within the swap; and (v) other factors, as applicable. The swap involves additional risks than if the Fund has invested in the underlying positions directly, including: the risk that changes in the swap may not correlate perfectly with the underlying long and short securities; credit risk related to the counterparty’s failure to perform under contract terms; and liquidity risk related to the lack of a liquid market for the swap contract, which may limit the ability of the Fund to close out its position(s).

During the period, Aviva Multi-Strategy Target Return Fund utilized total return swaps to gain exposure to broad markets or to hedge the risk of individual securities within the portfolios, obtain long or short exposure to the underlying reference instrument, obtain leverage and gain exposure to restricted markets in order to avoid the operational burden of ownership filing requirements. Swap Baskets were entered into to implement custom index exposure in one convenient trading instrument.

Interest rate swaps – Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Certain Funds may enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk).

During the period, Aviva Multi-Strategy Target Return Fund utilized interest rate swaps to gain exposure to interest rates or to hedge interest rate risk within its portfolio.

Inflation swaps – Inflation swaps are contracts in which one party agrees to pay the cumulative percentage increase in a price index (e.g., the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), while the other pays a compounded fixed rate. One factor that may lead to changes in the values of inflation swaps is a change in real interest rates, which are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, which may lead to a decrease in value of an inflation swap. Certain Funds may enter into inflation swaps to hedge the inflation risk associated with non-inflation indexed investments, thereby creating “synthetic” inflation-indexed investments.

During the period, Aviva Multi-Strategy Target Return Fund utilized inflation swaps to hedge inflation risk within its portfolio or to gain exposure to the impact of inflation.

Variance swaps– Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. Certain Funds may enter into variance swaps in an attempt to hedge equity market risk or adjust exposure to the equity markets.

During the period, Aviva Multi-Strategy Target Return Fund utilized variance swaps to capitalize on volatility in the equity markets.

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($ reported in thousands)

The following is a summary of derivative instruments categorized by primary risk exposure as of July 31, 2017:

Fair Values of Derivative Financial Instruments as of July 31, 2017

Derivative Assets
Aviva Multi-Strategy Target Return Fund
Primary Risk	Value
Interest rate contracts	$2,525
Foreign currency exchange contracts	2,914
Equity contracts	2,222
Commodity contracts	—
Credit contracts	876

Total	$8,537

Fair Values of Derivative Financial Instruments as of July 31, 2017

Derivative Liabilities
Aviva Multi-Strategy Target Return Fund
Primary Risk	Value
Interest rate contracts	$1,396
Foreign currency exchange contracts	950
Equity contracts	2,940
Commodity contracts	—
Credit contracts	—

Total	$5,286

The quarterly average values (unless otherwise specified) of the derivatives held by the funds in the table shown below indicate the volume of derivative activity for each applicable Fund for the period ended July 31, 2017.

	Aviva Multi-Strategy Target Return Fund	Newfleet Credit Opportunities Fund
Purchased Options[1]	$4,004	$—
Purchased Swaptions[1]	1,838	—
Written Options[2]	(781)	—
Futures Contracts-Long Positions[3]	312	—
Futures Contracts-Short Positions[3]	(64)	—
Forward Foreign Currency Exchange Purchase Contracts[4]	23,022	408
Forward Foreign Currency Exchange Sale Contracts[5]	(36,476)	420
Interest Rate Swap Agreements[6]	288,402	—
Credit Default Swap Agreements - Buy Protection[6]	14,495	—
Credit Default Swap Agreements - Sell Protection[6]	16,170	—
Total Return Swap Agreements[6]	3,169	—
Inflation Swap Agreements[6]	62,322	—
Volatility Swap Agreements[6]	840	—
		—
Total Return Basket Swap Agreements[6]	2,196

1 Average premiums paid for the period.

2 Average premiums received for the period.

3 Average unrealized for the period.

4 Average value at trade date payable.

5 Average value at settlement date receivable.

6 Notional.

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E. Derivative Risks

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC purchased options, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by a Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.

With exchange traded purchased options and futures and centrally cleared swaps generally speaking, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, each Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Note 3. Credit Risk and Asset Concentration

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund’s ability to repatriate such amounts.

High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadvisers to accurately predict risk.

Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations. Insured securities have been identified in the Schedule of Investments and Securities Sold Short. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Funds.

Certain Funds may invest a high percentage of their assets in specific sectors or countries of the market in the pursuit of their investment objectives. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

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($ reported in thousands)

Note 4. Illiquid and Restricted Securities

Investments are generally considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of each Fund’s Schedule of Investments and Securities Sold Short where applicable. However, a portion of such footnoted securities could be liquid where it is determined that some, though not all, of the position could be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the applicable Fund.

Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

At July 31, 2017, the Funds did not hold any securities that were both illiquid and restricted.

Note 5. Federal Income Tax Information

At July 31, 2017, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Funds were as follows:

Fund	Federal Tax Cost (Proceeds)	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Aviva Multi-Strategy Target Return Fund - Investments	$108,278	$1,466	$(1,686)	$ (220)
Aviva Multi-Strategy Target Return Fund - Written Options	(360)	293	—	293
Duff & Phelps Select MLP and Energy Fund - Investments	5,560	562	(349)	213
Newfleet Credit Opportunities Fund - Investments	91,360	3,036	(1,553)	1,483
Newfleet Credit Opportunities Fund - Short Sales	(2,262)	—	(154)	(154)

Note 6. Subsequent Event Evaluation

Management has evaluated the impact of all subsequent events on the Funds through the date the Schedule of Investments and Securities Sold Short and Notes to Schedules of Investments and Securities Sold Short were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in the Schedule of Investments and Securities Sold Short and Notes to Schedules of Investments and Securities Sold Short.

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Alternative Solutions Trust

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	9/27/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	9/27/2017

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer
(principal financial and accounting officer)

Date	9/27/2017

* Print the name and title of each signing officer under his or her signature.